UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 13, 2004


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-07699                         95-1948322
(State or other        (Commission File                (IRS Employer
jurisdiction of            Number)                      Identification
incorporation)                                          Number)


              3125 Myers Street, Riverside, California    92503-5527
              (Address of Principal Executive Offices)   (Zip Code)


Registrant's telephone number, including area code: (951) 351-3500

         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)
__ Soliciting material pursuant to Rule 14z-12 under the Exchange Act (17 CFR240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR240.13e-4(c))


Item 9.01. Financial Statements and Exhibits
     (a)  Inapplicable

     (b)  Inapplicable

     (c)  Exhibits

      10.1 Form Non-Qualified Stock Option Agreement for 1992 Stock-Based Incentive Compensation Plan.

      10.2 Alternative Form Non-Qualified Stock Option Agreement for 1992 Stock-Based Incentive Compensation Plan.
      10.3 Form Non-Qualified Stock Option Agreement for 1992 Non-Employee Director Stock Option Plan.

      10.4  Description of Director Compensation.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   FLEETWOOD ENTERPRISES, INC.



Date:  September 14, 2004              By:   /s/  Leonard J. McGill
                                        ----------------------------
                                       Leonard J. McGill
                                       Senior Vice President and
                                       Chief Governance Officer

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